-------------------------------------------------------------------
SUPREME COURT OF THE STATE OF NEW YORK COUNTY OF NEW YORK

HSBC BANK USA, formerly known as Marine Midland Bank,      Index No. 604041/2000

                                           Plaintiff,      STIPULATION OF
                                                           DISCONTINUANCE
                                                           --------------
                         -v-

ACCIDENT PREVENTION PLUS, LLC, STEVEN WAHRMAN AND RICHARD GOODHART,

                                           Defendants.
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     IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, on behalf of all the parties to the above entitled action, that whereas no party hereto is an infant, incompetent person for whom a committee has been appointed or conservatee and no person not a party has an interest in the subject matter of the action, the above entitled action be, and the same hereby is discontinued without prejudice and without costs to either party as against the other. This stipulation may be filed without further notice with the Clerk of the Court.

Dated: New York, New York
       November 3, 2000

PHILLIPS, LYTLE, HITCHCOCK,              FORCHELLI, CURTO, SCHWARTZ,
         BLAINE & HUBER LLP                       MINEO, CARLINO & COHN, LLP
Attorneys for Plaintiff                  Attorney for Defendants

By: /s/ Michael J. DiLeo                 By: /s/ Matthew G. Roseman
------------------------------           --------------------------
Michael J. DiLeo                         Matthew G. Roseman, Esq.
437 Madison Avenue, 34th Floor           300 Old Country Road
New York, New York 10022                 Mineola, New York 115 01

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SUPREME COURT OF THE STATE OF NEW YORK COUNTY OF NEW YORK

HSBC BANK USA, formerly known as Marine Midland Bank,     Index No.

                                      Plaintiff,          AFFIDAVIT FOR
                                                          JUDGMENT BY CONFESSION
                                                          ----------------------
                     - against -

STEVEN WAHRMAN,

                                      Defendant.
-------------------------------------------------------------------

STATE OF NEW YORK       )
                        ) SS. :
COUNTY OF NEW YORK      )


     STEVEN WAHRMAN, being duly sworn, deposes and says:

     1. My residence address is 301 East 62nd Street, New York, New York 10021.

     2. I hereby confess judgment and authorize entry of judgment against me and in favor of the plaintiff HSBC Bank USA ("HSBC"), whose address is 140
Broadway, New York, New York, 10005, in the principal sum of FOUR HUNDRED SEVENTY-FOUR THOUSAND EIGHT HUNDRED SIXTEEN and 87/100 DOLLARS ($474,816.87), plus interest that has accrued from July 1, 2000 through November 3, 2000 in the amount of EIGHTEEN THOUSAND NINE HUNDRED FIFTY-NINE and 71/100 DOLLARS ($18,959.71), and thereafter as provided in a certain Settlement Agreement dated as of November 3, 2000, executed by Accident Prevention Plus, LLC ("APP"), Steven Wahrman and Richard Goodhart, jointly and severally, in favor of HSBC (the "Settlement Agreement"). A copy of the Settlement Agreement is attached hereto as Exhibit A.

     3. I authorize the entry of judgment by HSBC, its successors and assigns, against me in New York County.

     4. This confession of judgment is for a debt justly due to HSBC arising from the following facts:

          (a) As of November 3, 2000, APP was liable to HSBC pursuant to the Financing Documents as described in the Settlement Agreement in the principal amount of $474,816.87 plus accrued interest from July 1, 2000 through November 3, 2000 in the amount of $18,959.71 (the "Indebtedness"), which Indebtedness had become immediately due and payable due to defaults by APP under the Loan Documents. Both I and Richard Goodhart ("Guarantors") were also liable, jointly and severally, to HSBC in the amount of the Indebtedness pursuant to Unconditional Continuing Guaranties, each dated September 17, 1996 ("Guaranties"), in favor of HSBC by which I and Richard Goodhart each guarantied, inter alia, the full and prompt payment of the Indebtedness to HSBC.

          (b) As part of the settlement transaction set forth in the Settlement Agreement, I hereby confess judgment as set forth herein.

          (c) Pursuant to the Guaranty I executed ("Wahrman Guaranty") and the Settlement Agreement, I hereby acknowledge that I am indebted to HSBC in the amount of the Indebtedness, plus additional interest, attorneys' fees, and all other costs, expenses, and disbursements as provided therein, plus any and all costs and disbursements as allowed by law. A copy of the Wahrman Guaranty is attached hereto as Exhibit B.

          (d) Accordingly, the total amount due and owing by myself to HSBC under the Wahrman Guaranty and the Settlement Agreement is $493,776.58 ($474,816.87 plus $18,959.71) plus additional interest, fees, charges, and expenses, including attorneys' fees, due under the Wahrman Guaranty and the Settlement Agreement.

     5. I further confess judgment in favor of HSBC for attorneys, fees, expenses, and disbursements, that it has incurred or will incur in enforcing the Financing Documents, the Guaranties, the Settlement Agreement and this Affidavit For Judgment by Confession in the amount of $11,000.00.

     6. The amount of this confession of judgment, together with costs and attorneys' fees in entering and executing it, shall not be reduced except by the amounts of any payments made by any party pursuant to the terms of the Settlement Agreement.

     7. This Affidavit For Judgment by Confession is not for the purpose of securing the plaintiff against a contingent liability.


                                                  /S/ STEVEN WAHRMAN
                                                  ------------------
                                                  STEVEN WAHRMAN

Sworn to before me this
3rd day of November, 2000

/S/ MATTHEW G. ROSEMAN
----------------------
Notary Public

MATTHEW G. ROSEMAN
Notary Public, State of New York
No. 52-4949586, Suffolk County
Term Expires April 17, 2001

--------------------------------------------------------
SUPREME COURT OF THE STATE OF NEW YORK COUNTY OF SUFFOLK

HSBC BANK USA, formerly known as Marine Midland Bank,     Index No.

                                      Plaintiff,          AFFIDAVIT FOR
                  - against -                             JUDGMENT BY CONFESSION
                                                          ----------------------
RICHARD GOODHART,
                                      Defendant.

--------------------------------------------------------

STATE OF NEW YORK       )
                        ) SS. :
COUNTY OF NEW YORK      )


     RICHARD GOODHART, being duly sworn, deposes and says:

     1. My residence address is 277 Atlantic Place, Hauppauge, New York 11788.

     2. I hereby confess judgment and authorize entry of judgment against me and in favor of the plaintiff HSBC Bank USA ("HSBC"), whose address is 140 Broadway, New York, New York, 10005, in the principal sum of FOUR HUNDRED SEVENTY-FOUR THOUSAND EIGHT HUNDRED SIXTEEN and 87/100 DOLLARS ($474,816.87), plus interest that has accrued from July 1, 2000 through November 3, 2000 in the amount of EIGHTEEN THOUSAND NINE HUNDRED FIFTY-NINE and 71/100 DOLLARS ($18,959.71), and thereafter as provided in a certain Settlement Agreement dated as of November 3, 2000, executed by Accident Prevention Plus, LLC ("APP"), Steven Wahrman and Richard Goodhart, jointly and severally, in favor of HSBC (the "Settlement Agreement"). A copy of the Settlement Agreement is attached hereto as Exhibit A.

     3. I authorize the entry of judgment by HSBC, its successors and assigns, against me in Suffolk County.

     4. This confession of judgment is for a debt justly due to HSBC arising from the following facts:

          (a) As of November 3, 2000, APP was liable to HSBC pursuant to the Financing Documents as described in the Settlement Agreement in the principal amount of $474,816.87 plus accrued interest from July 1, 2000 through November 3, 2000 in the amount of $18,959.71 (the "Indebtedness"), which Indebtedness had become immediately due and payable due to defaults by APP under the Loan Documents. Both I and Steven Wahrman ("Guarantors") were also liable, jointly and severally, to HSBC in the amount of the Indebtedness pursuant to Unconditional Continuing Guaranties, each dated September 17, 1996 ("Guaranties"), in favor of HSBC by which I and Steven Wahrman each guarantied, inter alia, the full and prompt payment of the Indebtedness to HSBC.

          (b) As part of the settlement transaction set forth in the Settlement Agreement, I hereby confess judgment as set forth herein.

          (c) Pursuant to the Guaranty I executed ("Goodhart Guaranty") and the Settlement Agreement, I hereby acknowledge that I am indebted to HSBC in the amount of the Indebtedness, plus additional interest, attorneys' fees, and all other costs, expenses, and disbursements as provided therein, plus any and all costs and disbursements as allowed by law. A copy of the Goodhart Guaranty is attached hereto as Exhibit B.

          (d) Accordingly, the total amount due and owing by myself to HSBC under the Goodhart Guaranty and the Settlement Agreement is $493,776.58 ($474,816.87 plus $18,959.71) plus additional interest, fees, charges, and expenses, including attorneys' fees, due under the Goodhart Guaranty and the Settlement Agreement.

     5. I further confess judgment in favor of HSBC for attorneys' fees, expenses, and disbursements, that it has incurred or will incur in enforcing the Financing Documents, the Guaranties, the Settlement Agreement and this Affidavit For Judgment by Confession in the amount of $11,000.00.

     6. The amount of this confession of judgment, together with costs and attorneys' fees in entering and executing it, shall not be reduced except by the amounts of any payments made by any party pursuant to the terms of the Settlement Agreement.

     7. This Affidavit For Judgment by Confession is not for the purpose of securing the plaintiff against a contingent liability.


                                               /s/ RICHARD GOODHART
                                               --------------------
                                               RICHARD GOODHART

Sworn to before me this
3rd day of November, 2000

/S/ MATTHEW G. ROSEMAN
----------------------
Notary Public

MATTHEW G. ROSEMAN
Notary Public, State of New York
No. 52-4949586, Suffolk County
Term Expires April 17, 2001

---------------------------------------------------------
SUPREME COURT OF THE STATE OF NEW YORK COUNTY OF NEW YORK

HSBC BANK USA, formerly known as Marine Midland Bank,     Index No.

                                   Plaintiff,             AFFIDAVIT FOR
                                                          JUDGMENT BY CONFESSION
                                                          ----------------------
                - against -

ACCIDENT PREVENTION PLUS, LLC,

                                   Defendant.
---------------------------------------------------------

STATE OF NEW YORK    )
                     ) SS.:
COUNTY OF NEW YORK   )


     STEVEN WAHRMAN, being duly sworn, deposes and says:

     1. I am the Manager of Accident Prevention Plus, LLC ("APP"), with offices at 325 Wireless Boulevard, Hauppauge, New York 11788.

     2. I have been duly authorized by APP to make this affidavit and confession of judgment, and on behalf of APP I hereby confess judgment and authorize entry of judgment against APP and in favor of the plaintiff HSBC Bank USA ("HSBC"), whose address is 140 Broadway, New York, New York, 10005, in the principal sum of FOUR HUNDRED SEVENTY-FOUR THOUSAND EIGHT HUNDRED SIXTEEN and 87/100 DOLLARS ($474,816.87), plus interest that has accrued from July 1, 2000 through November 3, 2000 in the amount of EIGHTEEN THOUSAND NINE HUNDRED FIFTY-NINE and 71/100 DOLLARS ($18,959.71), and thereafter as provided in a certain Settlement Agreement dated as of November 3, 2000, executed by APP, Steven Wahrman and Richard Goodhart, jointly and severally, in favor of HSBC (the "Settlement Agreement"). Agreement is attached hereto as Exhibit A.

     3. A copy of the Settlement I authorize the entry of judgment by HSBC, its successors and assigns, against APP in New York County.

     4. This confession of judgment is for a debt justly due to HSBC arising from the following facts:

          (a) As of November 3, 2000, APP was liable to HSBC pursuant to the Financing Documents as described in the Settlement Agreement in the principal amount of $474,816.87 plus accrued interest from July 1, 2000 through November 3, 2000 in the amount of $18,959.71 (the "Indebtedness"), which Indebtedness had become immediately due and payable due to defaults by APP under the Loan Documents. Both Steven Wahrman and Richard Goodhart ("Guarantors") were also liable, jointly and severally, to HSBC in the amount of the Indebtedness pursuant to Unconditional Continuing Guaranties, each dated September 17, 1996 ("Guaranties"), in favor of HSBC by which Steven Wahrman and Richard Goodhart each guarantied, inter alia, the full and prompt payment of the Indebtedness to HSBC.

          (b) As part of the settlement transaction set forth in the Settlement Agreement, APP hereby confesses judgment as set forth herein.

          (c) Pursuant to the Financing Documents as described in the Settlement Agreement, APP hereby acknowledges that APP is indebted to HSBC in the amount of the Indebtedness, plus additional interest, attorneys' fees, and all other costs, expenses, and disbursements as provided therein, plus any and all costs and disbursements as allowed by law.

          (d) Accordingly, the total amount due and owing by APP to HSBC under the Financing Documents and the Settlement Agreement is $493,776.58 ($474,816.87 plus $18,959.71) plus additional interest, fees, charges, and expenses, including attorneys, fees, due under the Financing Documents and the Settlement Agreement.

     5. APP further confesses judgment in favor of HSBC for attorneys' fees, expenses, and disbursements, that it has incurred or will incur in enforcing the Financing Documents, the Guaranties, the Settlement Agreement and this Affidavit For Judgment by Confession in the amount of $11,000.00.

     6. The amount of this confession of judgment, together with costs and attorneys' fees in entering and executing it, shall not be reduced except by the amounts of any payments made by any party pursuant to the terms of the Settlement Agreement.

     7. This Affidavit For Judgment by Confession is not for the purpose of securing the plaintiff against a contingent liability.


                                        ACCIDENT PREVENTION PLUS, LLC

                                        By: /S/ STEVEN H. WAHRMAN
                                        -------------------------
                                        STEVEN H. WAHRMAN
                                        Manager

Sworn to before me this
3rd day of November, 2000

/S/ MATTHEW G. ROSEMAN
----------------------
Notary Public

MATTHEW G. ROSEMAN
Notary Public, State of New York
No. 52-4949586, Suffolk County
Term Expires April 17, 2001

---------------------------------------------------------
SUPREME COURT OF THE STATE OF NEW YORK COUNTY OF NEW YORK

HSBC BANK USA, formerly known as Marine Midland Bank,      Index No. 604041/2000

                                   Plaintiff,
                                                           SETTLEMENT
                  - against -                              AGREEMENT

ACCIDENT PREVENTION PLUS, LLC, STEVEN WAHRMAN AND
RICHARD GOODHART,
                                   Defendants.
---------------------------------------------------------


                              SETTLEMENT AGREEMENT
                              --------------------

     THIS SETTLEMENT AGREEMENT (this "Agreement") dated as of November 3, 2000, by and among plaintiff HSBC BANK USA (formerly known as Marine Midland Bank), a bank duly organized under the laws of the State of New York, having an office at 140 Broadway, 8th floor, New York, New York 10005 (11HSBC11), and defendants Accident Prevention Plus, LLC, a New York limited liability company, with an address at 325 Wireless Boulevard, Hauppauge, New York 11788 ("APP") Steven Wahrman, an individual with an address at 301 East 62nd Street, New York, New York 10021 ("Wahrman"), and Richard Goodhart, an individual with an address at 277 Atlantic Place, Hauppauge, New York 11788 ("Goodhart" and together with Wahrman and APP, collectively, "Defendants").

                              W I T N E S S E T H:
                              --------------------

     A. HSBC provided certain financing facilities to APP pursuant to, an Authorization and Loan Agreement last dated September 17, 1996 (as amended, "Loan Agreement") among HSBC, APP and the U.S. Small Business Administration ("SBA"), and a U.S. Small Business Administration Note dated September 17, 1996 in the original principal amount of $500,000.00 made by APP to HSBC ("Note"), which financing facilities are secured by, among other things, a General Security Agreement dated September 17, 1996 made by APP in favor of HSBC ("Security Agreement" and together with the Loan Agreement, the Note, and all other documents, instruments and agreements executed in connection with the foregoing, as all of the foregoing have been amended, modified, replaced or restated, collectively, "Financing Documents").

     B. In consideration of and as an inducement for HSBC extending the above-referenced financing facilities to APP, on September 17, 1996, defendants Steven Wahrman and Richard Goodhart (together, "Guarantors"), each executed an Unlimited Continuing Guaranty (collectively, "Guaranties"), by which the Guarantors unconditionally, jointly and severally guarantied the full repayment of APP's indebtedness to HSBC.

     C. APP has failed to comply with and is in default under the terms of the Financing Documents by reason of, inter alia, (i) APP's failure to make payments of principal and interest when due under the Financing Documents and, (ii) the transfer of ownership and control of APP from Guarantors to Accident Prevention Plus, Inc., a Nevada corporation (collectively, "Disclosed Defaults").

     D. The Guarantors have failed to comply with the terms of the Guaranties by failing to pay APP's indebtedness to HSBC when due.

     E. On or about September 21, 2000, HSBC commenced an action in the Supreme Court of New York in New York County entitled HSBC Bank USA (formerly known as Marine Midland Bank) v. Accident Prevention Plus, LLC, Steven Wahrman and Richard Goodhart (Index No. 604041/2000) with respect to Defendants' indebtedness to HSBC ("Action"). Defendants have requested that HSBC withdraw its pending motion for summary judgment in lieu of complaint, without prejudice to the re-commencement of same upon a default under this Agreement, in consideration of Defendants' covenants and agreements herein.

     F. As of November 3, 2000, Defendants are indebted to HSBC under the Financing Documents and the Guaranties in the principal amount of $474,816.87, plus interest in the amount of $18,959. 71, totaling in all $493,776.58 ("Indebtedness"), which amount is now immediately due and payable by Defendants.

     NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Representations and Warranties; Ratification. (a) To induce HSBC to enter into this Agreement, each Defendant hereby represents and warrants and, so long as any part of the Indebtedness shall remain unpaid, shall be deemed continuously to represent and warrant to HSBC as follows:

          (i) all matters set forth herein, including, without limitation, the recitals set forth above, are true and correct;

          (ii) except for the Disclosed Defaults, no event of default under the Financing Documents has occurred and is continuing on the date hereof, except for the defaults that have heretofore been disclosed to HSBC by Defendants with respect to certain credit arrangements among the Defendants, Bank of Smithtown and others, provided, however, Defendants represent that Bank of Smithtown (A) has not declared an event of default thereunder, or (B) made demand upon any Defendant for payment thereunder;

          (iii) other than the Action, there are not any actions, suits, proceedings or investigations pending or, to the knowledge of Defendants, threatened against any Defendant;

          (iv) APP is a party to that certain Distributor Agreement dated August 20, 1998 between APP and American Overseas Corporation ("AOC") and that certain Addendum to Distributor Agreement dated July 29, 1999 between APP and AOC (collectively, "Distributor Agreement") The Distributor Agreement requires AOC to pay to APP the sum of $5,000,000.00 ("Payment"), due and payable as follows:
$1,000,000.00 ("First Installment") no later than sixty (60) days after the date ("Trade Date") on which public trading of the stock of Accident Prevention Plus, Inc. ("Parent Corporation") commences; $1,000,000-00 ("Second Installment") no later than eight (8) months after the Trade Date, but in no event later than August 20, 2001 ("Termination Date"); and $3,000,000.00 on or before the Termination Date;

          (v) Parent Corporation has received all U.S. Securities and Exchange Commission ("SEC") and all other applicable governmental and quasi-governmental agency and organization (each, a "Governmental Authority") approvals required to register and commence public trading of shares of its stock, other than the final approval of the National Association of Securities Dealers ("NASD"). The NASD's approval is subject only to the satisfactory response of Parent Corporation to the issues raised by NASD in that certain letter dated September 21, 2000 ("NASD Letter"), a true, correct and complete copy of which is attached hereto as Exhibit D. Parent Corporation has responded to all of the issues raised in the NASD Letter by a Narrative Inception APP, a true, correct and complete copy of which is attached hereto as Exhibit E. Parent Corporation has received no notice from the SEC, the NASD, any other Governmental Authority, or any other person or party, that would give any Defendant reason to believe that public trading of the stock of Parent Corporation will not commence on or before November 15, 2000;

          (vi) APP represents and warrants to HSBC that it has the necessary power, has taken all necessary action and obtained all necessary approvals, consents and authorizations to make this Agreement the valid and enforceable obligation it purports to be, and that this Agreement constitutes the legal, valid and binding obligation of APP, enforceable against APP in accordance with its terms;

          (vii) Each Guarantor represents and warrants to HSBC that this Agreement constitutes the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

     (b) All terms, conditions, covenants, representations and warranties of Defendants set forth in the Financing Documents and/or the Guaranties, as the case may be, except as expressly modified herein, are ratified, confirmed and reaffirmed by Defendants as of the date hereof, remain in full force and effect as of the date hereof, and are incorporated herein by reference as if fully set forth herein.

     (c) All certifications, representations and warranties made by any Defendant in any document, agreement, instrument or certification delivered to HSBC by such Defendant in connection herewith are incorporated herein by reference as if fully set forth herein.

     2. Acknowledgments by Defendants. To induce HSBC to enter into this Agreement, Defendants acknowledge and agree as follows:

          (a) that they are indebted to HSBC for the full amount of the Indebtedness, along with any and all costs and expenses incurred by HSBC to protect its interests, including, but not limited to, all attorneys, fees, collection costs and disbursements that HSBC may incur or has incurred (collectively, with the Indebtedness, the "Total Indebtedness") in the collection of the Total Indebtedness, the drafting and negotiation of this Agreement and the other documents, agreements and instruments required by HSBC in connection herewith, and the enforcement of this Agreement and the Financing Documents. Each Defendant hereby further acknowledges and agrees that such Defendant has no defenses, rights to setoff, protests, counterclaims or other objections of any kind to the Total Indebtedness or such Defendant's liability therefor, and that the Total Indebtedness is now due and payable in full;

          (b) that HSBC shall have no further obligations under the Financing Documents or otherwise with respect to the Indebtedness, including, without limitation, any obligations to issue letters of credit for the account of APP or to make other credit or financial accommodations available to APP.

          (c) that their obligations to HSBC hereunder and under the Financing Documents are joint and several.

     3. Agreements of HSBC. (a) Subject to the terms and conditions of this Agreement, HSBC agrees that it shall, (i) concurrently with its execution of this Agreement, cause its attorneys to execute and deliver to Defendants the Stipulation of Discontinuance in the form attached hereto as Exhibit A, (ii) forbear from commencing any other action or proceeding against Defendants with respect to the Indebtedness until August 20, 2001 ("Settlement Date"), and (iii) forbear from entering judgment against Defendants, or any of them, pursuant to the Confessions of Judgment (as hereinafter defined) until the Settlement Date. HSBC shall have no obligation under this Paragraph to forbear from commencing an action against Defendants with respect to the Total Indebtedness, or from entering judgment against any Defendant pursuant to the Confessions of Judgment, if an Event of Default (as hereinafter defined) shall occur hereunder.

          (b) Nothing contained herein shall be deemed to constitute an agreement by HSBC that HSBC will, or is under any obligation to, forbear from commencing an action against Defendants with respect to the Total Indebtedness, entering judgment against any Defendant pursuant to the Confessions of Judgment, or otherwise enforcing its rights and remedies against Defendants under the Financing Documents, the Guaranties, at law, in equity or otherwise, after the Settlement Date. HSBC expressly reserves any and all such rights and remedies, which rights and remedies may be exercised at any time except to the extent otherwise expressly provided herein.

     4. Conditions Precedent to HSBC's Agreements. This Agreement shall only become effective upon the fulfillment, prior to or simultaneously with the execution hereof, of the following conditions precedent:

          (a) The due execution and delivery by each Defendant to HSBC of an original of this Agreement;

          (b) The due execution and delivery by Defendants to HSBC of affidavits for judgment by confession in favor of HSBC, in the forms attached hereto as Exhibit B (each, a "Confession of Judgment" and, collectively, the "Confessions of Judgment");

          (c) The delivery to HSBC of a fully-executed certificate made by AOC to HSBC with respect to the Distributor Agreement, and the delivery to HSBC of a fully-executed certificate made by APP to HSBC with respect to the Distributor Agreement, each in form and substance satisfactory to HSBC in its sole discretion;

          (d) The delivery to HSBC of evidence satisfactory to HSBC in its reasonable discretion that the execution and delivery of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary company and member action, including, without limitation, delivery to HSBC of such general certificates, consents of members, resolutions, good standing certificates and other documents, instruments and agreements as HSBC may require to evidence such due authorization;

          (e) The due execution and delivery by Defendants and their attorneys to HSBC of a Designation of Agent for Service, in the form attached hereto Exhibit C ("Designation of Agent");

          (f) The delivery to HSBC by APP of evidence satisfactory to HSBC that APP maintains liability and casualty insurance in accordance with the terms of the Financing Documents and that HSBC is named as an additional insured and loss payee thereunder, as the case may be, pursuant to a lender's loss payable clause satisfactory to HSBC;

          (g) The delivery to HSBC by APP of a list of the addresses of all of the places of business and locations of assets of APP, indicating the name and address of the landlord for any leased locations and the name and address of the third party operator for premises operated by a third party (e.g., a warehouse in which Inventory is stored), which list shall be in form and substance satisfactory to HSBC and certified by an authorized officer of APP;

          (h) The delivery to HSBC by APP of a list of the equipment of APP and a statement as to whether such equipment is owned or leased and whether there are any liens or encumbrances thereon (other than in favor of HSBC), all in form and substance satisfactory to HSBC, certified by an authorized officer of APP;

          (i) The delivery to HSBC by APP of a current accounts receivable aging report for APP, together with a customer list which shall include each customer's name, address, telephone number, fax number and contact person, all in form and substance satisfactory to Lender, certified by an authorized officer of APP;

          (j) Defendants shall deliver or cause to be delivered to HSBC an opinion of Defendants, counsel in form and substance satisfactory to HSBC.

     5. Payment Obligations of Defendants. Defendants covenant and agree to pay to HSBC, in lawful money of the United States of America, at its offices at 140 Broadway, 8th floor, New York, New York 10005, the full amount of the Total Indebtedness, payable as follows:

          (a) Defendants shall make an, initial payment to HSBC of $18,959.71 by wire transfer of funds immediately upon execution of this Agreement ("Past Due Interest Payment"), which Past Due Interest Payment represents all accrued and unpaid interest and late charges on the Note to the date of this Agreement;

          (b) Defendants shall make an initial payment to HSBC of $100,000.00 by wire transfer of funds immediately upon execution of this Agreement ("Initial Principal Payment"). Initial Principal Payment will be applied to reduce the outstanding principal balance of the Note;

          (c) Defendants shall make monthly payments of interest on the outstanding principal balance of the Indebtedness ("Monthly Interest Payments") at the interest rate set forth in the Note, which Monthly Principal Payments shall be due and payable on the first (1st) day of each month commencing on December 1, 2000 and continuing on the first (1st) day of each month thereafter through the Settlement Date;

          (d) Defendants shall make monthly payments of principal, each in the amount of $5,000.00 ("Monthly Principal Payments"), which Monthly Principal Payments shall be due and payable on the same dates as the Monthly Interest Payments are due and payable;

          (e) on or before January 15, 2001, Defendants shall make a principal payment to HSBC of $250,000.00 by wire transfer of funds ("Second Principal Payment"). The Second, Principal Payment will be applied to reduce the outstanding principal balance of the Note. If, at any time prior to the making of the Second Principal Payment, APP shall receive the First Installment or any portion thereof from AOC (and subject to clearance of such funds), APP shall immediately pay (or cause to be paid) to HSBC by wire transfer or by direct debit of the Operating Account (as hereinafter defined) (and APP hereby authorizes HSBC to debit the Operating Account for same), an amount equal to twenty-five percent (25%) of the First Installment (i.e., $250,000.001 or any portion thereof received by APP from AOC from time to time. The amount of any portion of the First Installment received by HSBC from APP on or before January 15, 2001, shall be credited against the Second Principal Payment;

          (f) Upon receipt of the Second Installment or any portion thereof from AOC, Defendants shall immediately pay (or cause to be paid) to HSBC by wire transfer or by direct debit of the Operating Account as aforesaid, an amount equal to twenty-two and one-half percent (22.5%) of the Second Installment (i.e., $225,000.00) or any portion thereof received by APP from AOC from time to time, provided, however, in no event shall HSBC be entitled to receive an amount in excess of the outstanding balance of the Total Indebtedness;

          (g) On or before the Settlement Date, Defendants shall pay to HSBC the outstanding balance of the Total Indebtedness.

          (h) Prepayments hereunder shall be permitted, provided, however, that any such prepayment shall not reduce the amount of any installment otherwise due and shall be applied first to HSBC's costs and expenses, including reasonable attorneys, fees, if any, then to any outstanding interest and/or late charges, and then to principal;

          (i) Defendants shall make all payments due hereunder not later than 12:00 Noon (New York City time) on the day when due by wire transfer of immediately available funds or by automatic debit of the Operating Account as aforesaid, all without set-off, deduction or counterclaim and free and clear of, and without deduction or withholding for, any taxes, levies, imports, duties, fees, charges, restrictions or conditions of any nature whatsoever.

          (j) If Defendants make a payment more than five (5) days after the due date of such payment, Defendants shall pay a late charge equal to 6.00% of the overdue payment.

     6. Other Covenants of Defendants. Defendants hereby covenant and agree with HSBC as follows:

          (a) the Payment, or any portion thereof, or any other payment received by APP pursuant to or in connection with the Distributor Agreement, together with any and all other payments, deposits, sums and amounts received by APP on its accounts receivable shall be immediately deposited by APP in that certain business checking account #932164862 maintained by APP at HSBC ("Operating Account");

          (b) APP shall immediately deliver copies of all demands, notices and other correspondence received or issued by APP with respect to or in connection with the Distributor Agreement;

          (c) APP shall not convey, sell, transfer, lease, or sell and lease back all or any substantial portion of its property, assets or business to any other person, firm or corporation, except for the sale of inventory in the ordinary course of business; APP shall not sell, transfer or assign any or all of its right, title or interest in the Distributor Agreement;

          (d) APP shall not merge or consolidate with or into any other person, firm or corporation, without the prior written consent of HSBC;

          (e) For each document referenced in subparagraphs 4(f) through 4(i) inclusive above, APP shall update such document(s) at the request of HSBC and shall provide such updated documents within five (5) days of any such request.

     7. Events of Default; Remedies. The occurrence of any one (1) or more of the following shall constitute a default under this Agreement (each, an "Event of Default"):

          (a) any failure by Defendants to pay any amount to HSBC hereunder, when due and payable,

          (b) any failure by Defendants to punctually perform any of their other respective obligations hereunder, within thirty (30) days after written notice from HSBC of such failure,

          (c) any Defendant files a petition in bankruptcy,

          (d) any action is instituted by or against any Defendant seeking an adjudication of or relief from such Defendant's debts, and such action is not discharged within sixty (60) days after its commencement,

          (e) any judgment is entered against any Defendant,

          (f) any Defendant shall have commenced any action or proceeding against HSBC of any kind,

          (g) any Guarantor dies or is Judicially declared incompetent, provided, however, such death or declaration shall not constitute an event of default hereunder if such Guarantor's estate or personal representative, as the case may be, (1) gives HSBC written notice of such death or declaration within thirty (30) days after the occurrence of such event, and (2) promptly ratifies and reaffirms such Guarantor's obligations hereunder in a writing satisfactory to HSBC or causes another person or party satisfactory to HSBC to promptly supply a replacement guaranty of such obligations in form and substance satisfactory to HSBC;

          (h) any representation, warranty or acknowledgment of Defendants made herein or in any document, agreement or certification executed in connection herewith shall prove to be false or misleading in any way,

          (i) if APP ceases to maintain its existence as a New York limited liability company or otherwise ceases to conduct its business,

          (j) if the Designation of Agent is revoked or otherwise terminated by any of the parties thereto, including, without limitation, Defendants' counsel named therein,

          (k) if the Distributor Agreement is terminated by AOC or APP, whether for default or otherwise, provided, however, such termination shall not constitute an event of default hereunder if: (1) such termination occurs prior to the date that Defendants make the Second Principal Payment to HSBC, (2) Defendants give notice of such termination ("Termination Notice") to HSBC within two (2) days after the Distributor Agreement is terminated, and (3) simultaneously with the delivery. of the Termination Notice to HSBC, Defendants make the Second Principal Payment to HSBC.

          (1) any default or event of default, other than the Disclosed Defaults, shall have occurred or shall occur and be continuing beyond applicable notice or cure periods under any of the Financing Documents.


Upon the occurrence of an Event of Default hereunder, (1) the full amount of the Total Indebtedness, less any payments made by Defendants hereunder, shall become immediately due and payable from Defendants without further notice or demand from HSBC, (2) HSBC may commence any action or proceeding deemed necessary or advisable by HSBC, against Defendants, or any of them, with respect to the Total Indebtedness, (3) HSBC may enter judgment against Defendants, or any of them, pursuant to the Confessions of Judgment, in such jurisdiction(s) and with such court(s) as HSBC may deem necessary or advisable, and (4) HSBC may enforce any or all of its rights and remedies against Defendants, or any of them, under the Financing Documents, the Guaranties, at law, in equity or otherwise.

     8. Confessions of Judgment. Each Defendant hereby expressly consents to and authorizes entry of a judgment against such Defendant, immediately upon the occurrence of an Event of Default, pursuant to the Confessions of Judgment. If entry of a judgment has not occurred, HSBC shall return the Confessions of Judgment to Defendants upon: (a) the irrevocable payment in full of the Total Indebtedness on or before the Settlement Date, and (b) receipt by HSBC of an additional general release made by each Defendant, dated as of the date the Total Indebtedness is irrevocably paid in full and otherwise in the form of Paragraph 13 hereof.

     9. Statement of Indebtedness. The parties agree that the amounts for principal, interest, charges, costs and expenses due under the Financing Documents and this Agreement, shall be established by an affidavit of an officer of HSBC to be submitted at the time a judgment is entered, and that in the event further application to the court is necessary to obtain a judgment, Defendants will not oppose such application.

     10. Successors and Assigns; Binding Effect. This Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the parties hereto; provided, however, that none of the Defendants may assign any rights or delegate any duties hereunder. HSBC may assign its rights and delegate its duties hereunder without consent of Defendants, so long as said assignment or delegation does not affect the rights and obligations of Defendants hereunder.

     11. No Waiver. No failure by HSBC to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such holder of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The receipt by HSBC of payments hereunder or any other sums hereunder with knowledge on HSBC's part of the existence of a default hereunder shall not be deemed a waiver of HSBC's rights and remedies with respect to such default.

     12. Disgorgement. The agreements made by HSBC herein are subject to the condition that if any court or tribunal, including, without limitation, a bankruptcy court, shall determine that any payment received by HSBC under this Agreement or a judgment should be rescinded, voided, or rendered void or voidable as a preferential transfer, impermissible set-off, or fraudulent conveyance, or must otherwise be returned or disgorged by HSBC for any reason, including, without limitation, the insolvency, bankruptcy, or reorganization of any party hereto, then (A) HSBC's agreements herein contained shall be null and void, and (B) Defendants shall be immediately liable to HSBC for any disgorged or returned payment and all amounts that remain unpaid to HSBC by Defendants under this Agreement or under a judgment.

     13. Release of HSBC. As a material inducement for, and in consideration of, HSBC's agreements herein, Defendants, on behalf of each of themselves and all those persons and entities claiming by, through, or under each of them, together with their respective successors, assigns, heirs, executors and administrators, for good and valuable consideration set forth in this Agreement, the receipt and sufficiency whereof are hereby acknowledged, do hereby waive, remise, release and forever discharge HSBC, and its past and present officers, directors, shareholders, employees, agents, servants, attorneys, parent corporations, subsidiaries, affiliates, predecessors, successors and assigns, and the heirs, executors, trustees, administrators, predecessors, successors and assigns of any such persons and entities (collectively, "HSBC Parties" and each individually an "HSBC Party"), of and from all, and all manner of action and actions, cause and causes of action, suits, claims, cross-claims, counterclaims, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, which against HSBC its predecessors or any other HSBC Party they ever had, now has or which they or their successors, assigns, heirs, executors or administrators, hereafter can, shall or may have for, or by reason of any matter, cause or thing whatsoever, whether known or unknown, from the beginning of the world through the date of this Agreement. Defendants each confirm that the foregoing waiver and release is an informed, waiver and release and freely given.

     14. Miscellaneous. No term of this Agreement shall be interpreted against any party based on which party may have drafted it or any part thereof. This Agreement shall be governed by the internal laws of the State of New York, without regard to its principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of New York. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

     15. Severability. The terms and provisions of this Agreement are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part pursuant to applicable law by a governmental authority having jurisdiction, such determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of that term or provision in any other jurisdiction or any of the remaining terms and provisions of this Agreement in any jurisdiction.

     16. Notices. Any notice, request, demand, or communication permitted or required to be given by the terms and provisions of this Agreement, or by law or regulation, shall be in writing and shall be deemed to have been duly given (i) upon receipt, if personally delivered, (ii) on the first business day following facsimile transmission or delivery to Federal Express or other reliable overnight courier, or (iii on the third business day following the mailing of the same by first class mail, postage prepaid and addressed as set forth below:

     (A) If to HSBC:                    HSBC Bank USA
                                        140 Broadway
                                        New York, New York 10005-1180
                                        Fax No. (212) 658-1310
                                        Attn: Joseph A. Barberio
                                        Vice President

         with a copy to:                Phillips, Lytle, Hitchcock,
                                          Blaine & Huber LLP
                                        437 Madison Avenue
                                        New York, New York 10022
                                        Attn: Michael J. DiLeo,
                                        Fax No. (212) 308-9079

     (B) If to Defendants:              Accident Prevention Plus, LLC
                                        325 Wireless Boulevard
                                        Hauppauge, New York 11788
                                        Fax No. (631) 265-3351

                                        Steven Wahrman
                                        301 East 62nd Street
                                        New York, New York 10021

                                        Richard Goodhart
                                        277 Atlantic Place
                                        Hauppauge, New York 11788

         with a copy to:                Forchelli, Curto, Schwartz,
                                          Mineo, Carlino & Cohn, LLP
                                        330 Old Country Road
                                        Mineola, New York 11501
                                        Attn: Matthew G. Roseman, Esq.
                                        Fax No. (516)248-1729


Anything in this Paragraph to the contrary notwithstanding, Defendants acknowledge and agree that service upon Defendants, or any of them, in connection with any action or proceeding commenced by HSBC against Defendants, or any of them, or in connection with the entry of judgment pursuant to the Confessions of Judgment, may be made in accordance with the Designation of Agent.

     17. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Action, and may only be modified in a writing duly subscribed by each party hereto. The parties acknowledge that they have not relied upon any written or oral representations in executing this Agreement, other than what is contained herein. The parties hereto represent and warrant that their decision to enter this Agreement is informed and freely made.

     18. Fees and Expenses. Defendants agree to pay all costs and expenses incurred by HSBC in enforcing this Agreement, including, without limitation, if, after default, HSBC retains counsel for advice, suit, appeal, insolvency or other proceedings under the Federal Bankruptcy Code or otherwise, or for any of the above purposes, the reasonable attorneys' fees and expenses incurred by HSBC.

     19. Further Assurance. Defendants agree to execute such documents and take such other action as requested by HSBC to effectuate the purposes of this Agreement.

Dated: New York, New York
       November 3, 2000

                                      ACCIDENT PREVENTION PLUS, LLC

                                      By: /s/ Steven H. Wahrman
                                      -------------------------
                                      Steven H. Wahrman
                                      Manager


                                      By: /s/ Steven H. Wahrman
                                      -------------------------
                                      Steven H. Wahrman


                                      By: /s/ Richard Goodhart
                                      -------------------------
                                      Richard Goodhart


                                      HSBC BANK USA

                                      By: /s/ Joseph Barberio
                                      -------------------------
                                      Joseph A. Barberio
                                      Vice President


Approved as to form and content:


/s/ Michael J. DiLeo
--------------------------------
Phillips, Lytle, Hitchcock,
  Blaine & Huber LLP
By: Michael J. DiLeo, Esq.
Attorneys for HSBC Bank USA
437 Madison Avenue
New York, New York 10022



/s/ Matthew G. Roseman
--------------------------------
Forchelli, Curto, Schwartz,
  Mineo, Carlino & Cohn, LLP
By: Matthew G. Roseman, Esq.
Attorneys for Accident Prevention Plus, LLC,
  Steven Wahrman and Richard Goodhart
330 Old Country Road
Mineola, New York 11501

STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )

On the 3rd day of November in the year 2000 before me, the undersigned, personally appeared Steven Wahrman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity(ies), and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument

MATTHEW G. ROSEMAN                              /S/ MATTHEW G. ROSEMAN
Notary Public, State of New York                ----------------------
No. 52-4949586, Suffolk County                  Notary Public
Term Expires April 17, 2001


STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )


On the 3rd day of November in the year 2000 before me, the undersigned, personally appeared Richard Goodhart, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity(ies), and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

MATTHEW G. ROSEMAN                              /S/ MATTHEW G. ROSEMAN
Notary Public, State of New York                ----------------------
No. 52-4949586, Suffolk County                  Notary Public
Term Expires April 17, 2001


STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )

On the 6th day of November in the year 2000 before me, the undersigned, personally appeared Joseph A. Barberio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                /s/ Caroll Clinton
                                                ----------------------
                                                Notary Public
Caroll Clinton
Notary Public, State of New York
No. 010L4727943
Qualified in Kings Count
My Commission Expires June 30, 2002

                                                                       Exhibit C
                                                                       ---------

                        DESIGNATION OF AGENT FOR SERVICE
                        --------------------------------

     The undersigned, ACCIDENT PREVENTION PLUS, LLC, a New York limited liability company with its principal place of business located at 325 Wireless Boulevard, Hauppauge, New York 11788, STEVEN WAHRMAN, an individual with an address of 301 East 62nd Street, New York, New York 10021, and RICHARD GOODHART, and individual with an address of 277 Atlantic Place, Hauppauge, New York 11788, each hereby designate the law firm of FORCHELLI, CURTO, SCHWARTZ, MINEO, CARLINO & COHN LLP, with an address of 330 Old Country Road, Mineola, New York 11501, and fax number (516) 248-1729, as their agent to accept service of any and all papers on their behalf pursuant to CPLR 318, both individually and collectively, including but not limited to any summons, complaint, or motion for summary judgment in lieu of a complaint interposed against any one, some, or all of them.

     FORCHELLI, CURTO, SCHWARTZ, MINEO, CARLINO & COHN LLP, the service agent designated above, specifically consents to be the designated agent for service pursuant to CPLR 318 for ACCIDENT PREVENTION PLUS, LLC, STEVEN WAHRMAN, and RICHARD GOODHART.

Dated: November 3, 2000

ACCIDENT PREVENTION PLUS, LLC

By:
------------------------
Steven Wahrman
Manager


------------------------
Richard Goodhart


------------------------
Steven Wahrman


FORCHELLI, CURTO, SCHWARTZ,
  MINEO, CARLINO & COHN LLP

By:
------------------------